1 August 10, 2023 Q2 2023 Exhibit 99.2

PRESENTATION DISCLOSURES

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2023 restructuring charges, the 2023 impairment charge, the 2022 impairment on assets held for sale, and the 2022 gain on sale of assets are useful to understand the Company's fiscal 2023 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. NON-GAAP MEASURES 3

SAFE HARBOR STATEMENT 4 This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Kelly’s financial expectations, are forward-looking statements. Factors that could cause actual results to differ materially from those contained in this release include, but are not limited to, (i) changing market and economic conditions, (ii) disruption in the labor market and weakened demand for human capital resulting from technological advances, loss of large corporate customers and government contractor requirements, (iii) the impact of laws and regulations (including federal, state and international tax laws), (iv) unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, (v) litigation and other legal liabilities (including tax liabilities) in excess of our estimates, (vi) our ability to achieve our business’s anticipated growth strategies, (vii) our future business development, results of operations and financial condition, (viii) damage to our brands, (ix) dependency on third parties for the execution of critical functions, (x) conducting business in foreign countries, including foreign currency fluctuations, (xi) availability of temporary workers with appropriate skills required by customers, (xii) cyberattacks or other breaches of network or information technology security, and (xiii) other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. In some cases, forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “anticipate,” “target,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. All information provided in this press release is as of the date of this press release and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

FINANCIALS

Second Quarter 2023 Takeaways. Specialty talent demand continues while broader staffing demand continued to be impacted by economic uncertainty and labor market trends • Q2 revenue declined by 3.9% on a reported basis, down 4.5% in constant currency(1) • Organic, constant currency(1) revenue down 2.2% • Excludes 230 bps(1) unfavorable impact from the sale of our Russian operations Near-term steps to capitalize on continued demand for specialty talent while making measurable progress on business optimization efforts as part of our Transformation initiatives announced in May • Focused on high-demand specialties and addressing talent supply to meet customer needs • Executed on workforce reduction initiatives in Q2 and early Q3 to drive sustained efficiency and profitable growth Continued focus on our future through continued execution of capital allocation strategy and additional in-flight Transformation initiatives • Executing on a board-approved $50 million share repurchase program highlighting our flexible and balanced capital allocation strategy • Finalizing several initiatives related to the next phase of the Transformation: driving growth 6 Footnote details on slide 17

Second Quarter 2023 Financial Summary. 7 Footnote details on slide 17 $1.2B (3.9%) (4.5%) CC(1) (4.5%) CC(1) Gross Profit Rate 19.8% (90) bps (90) bps $6.2M (23.1%) (35.4%) (17.8%) CC(1) (33.4%) CC(1) Adjusted EBITDA $24.6M (22.2%) Adjusted EBITDA Margin 2.0% (50) bps YOY Change Increase/(Decrease) As Reported As Adjusted(2) Revenue Earnings from Operations Actual Results (3.9%)

Second Quarter 2023 Revenue. 8 Footnote details on slide 17 Reported Constant Currency(1) Organic(1)(3) Total (3.9%) (4.5%) (2.2%) Professional & Industrial (9.3%) (8.9%) (8.9%) Science, Engineering & Technology (7.0%) (7.0%) (7.0%) Education 32.6% 32.6% 32.6% Outsourcing & Consulting (8.6%) (8.2%) (8.2%) International (9.1%) (12.8%) (1.3%)

Second Quarter 2023 Gross Profit Rate. • Operating Segments GP rate reflects higher employee-related costs, partially offset by favorable specialty mix • Permanent placement fees decreased as customers slowed permanent hiring activity amid the uncertain economic environment 9 20.7% 19.8% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% Q2 2022 GP Rate Operating Segments Perm Fees Q2 2023 GP Rate (20) bps (70) bps

Second Quarter 2023 SG&A. $inmillions 10 • Expenses in Operations decreased as a result of lower performance-based incentive compensation expenses as a result of lower revenues as well as the initial impact from our transformation activities • Transformation costs include $1.1 million of severance expenses related to Q2 actions and $4.5 million of fees to a third-party consultant to assist with the execution of the transformation-related activities Footnote details on slide 17

Second Quarter 2023 Revenue & Gross Profit Mix. 11 Gross Profit mix by segmentRevenue mix by segment International 31% 25% 17% 9% 18% 27% 28%14% 17% 14%

Second Quarter 2023 EPS Summary. 12 $inmillions except per share data Footnote details on slide 17 Amount Per Share Amount Per Share Net earnings $7.5 $0.20 $2.2 $0.06 Restructuring charges, net of taxes(5) 4.2 0.11 - - Asset impairment charge, net of taxes(6) 1.8 0.05 18.5 0.48 Gain on sale of assets, net of taxes(7) - - (3.3) (0.08) Adjusted net earnings $13.5 $0.36 $17.4 $0.45 2023 2022

Second Quarter 2023 Liquidity. • As of the end of Q2 2023, we continue to maintain more than $400 million of available liquidity to fund organic and inorganic growth initiatives and provide the ability to fund working capital as revenues improve as we move through the economic cycle 13 $inmillions Footnote details on slide 17 $134 $153 $125 $297 $301 $301 $0 $100 $200 $300 $400 $500 $600 Q2 2022 Q4 2022 Q2 2023 Cash, net of Short-term Borrowings Borrowing Capacity $426 $454 $431 (8)

Business Transformation Overview. 14 Comprehensive initiative to build on our strategic progress. Efforts are facilitated by our Transformation Management Office and led by our Chief Transformation Officer with the support of an outside consulting firm. Three key outcomes are expected: • Optimize business and functional operations in a sustainable manner • Completed July 2023 workforce reductions to enhance organizational efficiency and effectiveness and established controls to provide clear visibility into resources and expenses • Unlock additional value-creating opportunities • Finalizing several strategic initiatives related to technology, go-to-market strategy and inorganic opportunities that will be shared as completed; expected in Q4 2023 • Accelerate profitable growth • Expect meaningful improvement in EBITDA margin beginning in the second half of 2023, with continued improvement in 2024 as full year benefits are realized

2023 Outlook and Beyond. We are navigating market conditions created by the current economic uncertainty with a continued commitment to the execution of our specialty growth strategy and transformation initiatives. Assuming a continuation of the current economic environment through the remainder of the year, our current view of the second half of 2023: • Revenue - expect nominal revenue to be flat to up 0.5% YOY • GP rate – 20.1%, down 30 bps YOY; structural GP rate improvement will continue, but is offset by lower permanent placement fees resulting from economic conditions • Adjusted SG&A – down 5% to 6% YOY reflecting savings from our workforce reduction and other transformation initiative, partially offset by investment in Education as revenues grow • Adjusted EBITDA margin – 2.3% to 2.5%; exit rate at about 3% Full year impact of transformation activities will generate additional improvement in our Adjusted EBITDA margin; expected normalized Adjusted EBITDA margin would be 3.3% to 3.5% assuming current expected revenue levels 15

Kelly

Our operating model aligns to these specialties.

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	Kelly Professional & Industrial	Kelly Science, Engineering, Technology & Telecom	Kelly Education	Kelly OCG	Kelly International
Revenue[9]	$1.7B	$1.3B	$0.6B[10]	$0.5B[11]	$0.9B
GP Rate[9]	18.2%	23.5%	15.8%[10]	36.3%[11]	15.3%
Geography	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	· Industrial · Contact Center · Office Clerical	· Engineering · Science & Clinical · Technology · Telecom	· Early Childhood · Special Ed/Needs · Tutoring · Higher Education · Executive Search	· MSP[12] · RPO[12] · PPO[12] · Consulting	· EMEA Regional Life Sciences · Local Niches

Footnote details on slide 17

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17 (1) Constant Currency ("CC") represents year-over-year changes resulting from translating 2023 financial data into USD using 2022 exchange rates; (2) See reconciliation of Non-GAAP Measures included in Form 8-K dated August 10, 2023; (3) Excludes the 2022 results of our Russian operations following the completion of the sales transaction in Q3 2022; (4) Transformation costs related to a comprehensive transformation initiative includes $4.5 million of costs to execute the transformation through the use of an external consultant and $1.1 million of severance costs in Q2 2023; (5) Restructuring charges of $5.6 million, $4.2 million net of tax or $0.11 per share in Q2 2023 related to a comprehensive transformation initiative; (6) Asset impairment charge of $2.4 million, $1.8 million net of tax or $0.05 per share related to impairment of right-of-use assets related to an unoccupied existing office space lease in Q2 2023 and an impairment of assets held for sale related to our Russian operations of $18.5 million, $18.5 million net of tax or $0.48 per share in Q2 2022; (7) Gain on sale of assets includes gains from the sale of under-utilized real property of $4.4 million, $3.3 million net of tax, or $0.08 per share in Q2 2022; (8) U.S. credit facilities, net of standby letters of credit related to workers’ compensation; (9) Kelly size and margin profiles are based on 2022 full year results; (10) Kelly Education revenue and GP rate was $0.7B and 16.6%, respectively, including the results of Pediatric Therapeutic Services on a proforma basis; (11) Kelly OCG revenue and GP rate was $0.5B and 36.7%, respectively, including the results of RocketPower on a proforma basis; (12) Managed Service Provider (“MSP”); Recruitment Process Outsourcing (“RPO”); Payroll Process Outsourcing (“PPO”). Second Quarter 2023 Footnotes.